EXHIBIT 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of _____, 2007, by and among Equicap, Inc., a Nevada corporation (the “Company”), the investors signatory hereto (each an “Investor” and collectively, the “Investors”), vFinance Investments, Inc., as placement agent (“vFinance”) and the shell holders specified on Schedule A hereto (each a “Shell Holder” and collectively, the “Shell Holders”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as the date hereof among the Company and the Investors (the “Purchase Agreement”).

The Company and the Investors hereby agree as follows:

   1.  Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

“2007 Delivery Date” means the date on which the 2007 Make Good Shares are required to be delivered to the Investors by the Make Good Pledgors pursuant to the Make Good Escrow Agreement.

“2008 Delivery Date” means the date on which the 2008 Make Good Shares are required to be delivered to the Investors by the Make Good Pledgors pursuant to the Make Good Escrow Agreement.

“Advice” has the meaning set forth in Section 6(d).

“Additional Portion” means the positive difference of the number of Shell Shares which could have been included in such Registration Statement pursuant to the operation of Section 2(h)(i) minus the number of Shell Shares calculated in accordance with Section 2(h)(iii)(A)(1).

“Allowable Maximum” has the meaning set forth in Section 2(h).

“Commission Comments” means written comments pertaining solely to Rule 415 which are received by the Company from the Commission, and a copy of which shall have been provided by the Company to the Holders and the Shell Holders, to a filed Registration Statement which limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified or for which it may be exchanged as a class.

“Demand” has the meaning set forth in Section 2(h).

“Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

“Effectiveness Date” means (a) with respect to the Registration Statement required to be filed under Section 2(a), the earlier of (i) the 150th day following the Closing Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments, (b) with respect to a Registration Statement required to be filed under Section 2(b), the earlier of: (i) the 60th day following the Filing Date for any Registration Statement required to be filed under Section 2(b), and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments, (c) with respect to a Registration Statement required to be filed under Section 2(c), the earlier of: (i) the 60th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (c)(i) shall be the 90th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, (d) with respect to a Registration Statement required to be filed under Section 2(d), the earlier of: (i) the 90th day following the 2007 Delivery Date; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (d)(i) shall be the 120th day following the 2007 Delivery Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments and (e) with respect to a Registration Statement required to be filed under Section 2(d), the earlier of: (i) the 90th day following the 2008 Delivery Date; provided, that, if the Commission reviews and has written comments to such filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Date under this clause (e)(i) shall be the 120th day following the 2008 Delivery Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means (a) with respect to the Registration Statement required to be filed under Section 2(a), the 45th day following the Closing Date, (b) with respect to any Registration Statements required to be filed under Section 2(b), each such Registration Statement shall be filed by the earlier of (i) for the initial Registration Statement required to be filed under Section 2(b), the six-month anniversary of the Effective Date of the Registration Statement required to be filed under Section 2(a) and for all subsequent Registration Statements, the six-month anniversary of the Effective Date of the immediately preceding Registration Statement required to be filed under Section 2(b), as applicable, and (ii) for the initial Registration Statement required to be filed under Section 2(b), the 60th day following such time as 75% of all Registrable Securities which are included in the Registration Statement required to be filed under Section 2(a) have been sold and for all subsequent Registration Statements, the 60th day following such time as 75% of all Registrable Securities which are included in the immediately preceding Registration Statement required to be filed under Section 2(b) have been sold, as applicable, (c) with respect to a Registration Statement required to be filed under Section 2(c), the 30th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock, (d) with respect to the Registration Statement required to be filed under Section 2(d), the 45th day following the 2007 Delivery Date (provided that if the Company is then eligible to utilize Form S-3 to register the resale of Common Stock, the Filing Date under this clause (d) shall be 30 days following the 2007 Delivery Date) and (e) with respect to the Registration Statement required to be filed under Section 2(e), the 45th day following the 2008 Delivery Date (provided that if the Company is then eligible to utilize Form S-3 to register the resale of Common Stock, the Filing Date under this clause (e) shall be 30 days following the 2008 Delivery Date).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, except that for purposes of Section 2(f), the term “Holders” will not include Registrable Securities issued or issuable to vFinance.

“Holders’ Percentage” means the percentage (expressed as a decimal) that the Registrable Securities included in a Registration Statement as initially filed represent of the aggregate of the Shell Shares and Registrable Securities included in such Registration Statement as initially filed.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Losses” has the meaning set forth in Section 5(a).

“New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the Shares, (ii) any shares of Common Stock issued or issuable to vFinance (including upon the exercise of warrants issued to vFinance (the “Placement Agent Warrants”)) as compensation in connection with the financing that is the subject of the Purchase Agreement, (iii) the 2007 Make Good Shares, as applicable, (iv) the 2008 Make Good Shares, as applicable and (v) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in (i), (ii), (iii), (iv) or (v) above.

“Registration Statement” means the registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b), Section 2(c), Section 2(d) or Section 2(e), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein. Registration Statement will also include any other required or acceptable form and any successor form promulgated by the Commission.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to the Investors pursuant to the Purchase Agreement.

“Shell Percentage” means the percentage (expressed as a decimal) that the Shell Shares included in a Registration Statement as initially filed represent of the aggregate of the Shell Shares and Registrable Securities included in such Registration Statement as initially filed.

“Shell Shares” has the meaning set forth in Section 2(a).

2.	Registration.

(a)  On or prior to the applicable Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities (other than in the case of the Registration Statement to be filed under this Section 2(a), the 2007 Make Good Shares and the 2008 Make Good Shares) not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose). The initial Registration Statement to be filed under this Section shall be filed to include all of the Registrable Securities (other than the 2007 Make Good Shares and the 2008 Make Good Shares) and all of the shares of Common Stock specified on Schedule A attached hereto (collectively, the “Shell Shares). Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earliest of (i) two years after its Effective Date (and for purposes of a Registration Statement contemplated in Section 2(b), Section 2(c), Section 2(d) and/or Section 2(e) hereof, two years after the Effective Date therefore), (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the “Effectiveness Period”). By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(b)  If all of the Registrable Securities and Shell Shares to be included in the Registration Statement filed pursuant to Section 2(a) cannot be so included due to Commission Comments, then the Company shall prepare and file by the applicable Filing Date for such Registration Statement(s), such number of additional Registration Statements as may be necessary in order to ensure that all Registrable Securities and Shell Shares (other than the 2007 Make Good Shares and 2008 Make Good Shares, unless the 2007 Delivery Date or 2008 Delivery Date, as the case may be, shall have occurred) are covered by an existing and effective Registration Statement. Accordingly, if for example, an initial Registration Statement is filed under Section 2(b) to register shares taken off a Registration Statement filed under Section 2(a) due to Commission Comments and Commission Comments again require shares to be removed for such newly filed Registration Statement under this Section 2(b), then the Company will prepare and file additional Registration Statements until such time as all such required shares are covered by effective Registration Statements. Any Registration Statements to be filed under this Section shall be for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (or on such other form appropriate for such purpose). Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Annex A. The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, by its Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period. By 5:00 p.m. (New York City time) on the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(c)  Promptly following any date on which the Company becomes eligible to use a registration statement on Form S-3 to register Registrable Securities and Shell Shares for resale, the Company shall file a Registration Statement on Form S-3 covering all such Registrable Securities and Shell Shares (or a post-effective amendment on Form S-3 to the then effective Registration Statement) and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and declared effective under the Securities Act as soon as possible thereafter, but in any event prior to the Effectiveness Date therefore. Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period. By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(d)  On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the 2007 Make Good Shares on Form S-3 if the Company is then eligible to utilize such Form (or on such other form appropriate for such purpose) and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and declared effective under the Securities Act as soon as possible thereafter, but in any event prior to the Effectiveness Date therefore. Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period which is applicable to it. By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(e)  On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the 2008 Make Good Shares on Form S-3 if the Company is then eligible to utilize such Form (or on such other form appropriate for such purpose) and shall cause such Registration Statement to be filed by the Filing Date for such Registration Statement and declared effective under the Securities Act as soon as possible thereafter, but in any event prior to the Effectiveness Date therefore. Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Annex A. The Company shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period which is applicable to it. By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(f)  If: (i) a Registration Statement is not filed on or prior to its Filing Date covering the Registrable Securities required under this Agreement to be included therein (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date or if by the Business Day immediately following the Effective Date the Company shall not have filed a “final” prospectus for the Registration Statement with the Commission under Rule 424(b) (whether or not such a prospectus is technically required by such Rule), or (iii) after its Effective Date, without regard for the reason thereunder or efforts therefore, such Registration Statement ceases for any reason to be effective and available to the Holders as to the Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 30 Trading Days (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 Trading Day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: on each such Event Date, and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate Investment Amount paid by such Holder for Shares pursuant to the Purchase Agreement; provided, however, that the total amount of partial liquidated damages payable by the Company pursuant to all Events under this Section shall be capped at an aggregate of 10% of the aggregate Investment Amount paid by the Investors under the Purchase Agreement. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. In no event will the Company be liable for liquidated damages under this Agreement in excess of 1.0% of the aggregate Investment Amount of the Investors in any 30-day period. The Company will not be liable for liquidated damages to the Placement Agent or the Shell Holders under this Agreement with respect to any Placement Agent Warrants, shares of Common Stock issuable upon exercise of any Placement Agent Warrants or Shell Shares. For the avoidance of doubt, the Company shall not be liable for liquidated damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in Registration Statements due solely to Commission Comments until the provisions of this Agreement as to the next applicable Registration Statement required to be filed hereunder are triggered, in which case the provisions of this Section 2(f) shall apply, if applicable.

(g)  Each Holder and Shell Holder agree to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Holder or a Shell Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(f) to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

(h)  In the event that the Company receives Commission Comments limiting the amount of shares of Common Stock which may be included in any such Registration Statement (such number of shares of Common Stock which the Company may include in such Registration Statement in accordance with the Commission Comments, the “Allowable Maximum”), the number of Registrable Securities and Shell Shares sought to be included in any such Registration Statement shall be cutback as follows:

(i) the Shell Shares shall be cutback and removed from such Registration Statement until the aggregate number of all Shell Shares to be included in such Registration Statement equals 30% of the aggregate number of Shell Shares included in such Registration Statement as initially filed, but not more than as needed such that the total number of Registrable Securities plus Shell Shares not so cutback would not exceed the Allowable Maximum (it being understood that such cutbacks will be applied pro rata among the Shell Holders in accordance with each Shell Holder’s portion of the aggregate number of Shell Shares initially sought to be included in such Registration Statement); then

(ii) the Registrable Securities shall be cutback and removed from such Registration Statement until the aggregate number of such Registrable Securities to be included in such Registration Statement equals the Allowable Maximum minus the number of Shell Shares which have not been cutback and removed from such Registration Statement in accordance with Section 2(h)(i) (it being understood that such cutbacks will applied pro rata among the Holders in accordance with each Holder’s portion of the aggregate number of Registrable Securities initially sought to be included in such Registration Statement); then

(iii) in the event that the percentage of Registrable Securities being registered in accordance with Section 2(h)(ii) is less than 30% of the aggregate number of Registrable Securities included in such Registration Statement as initially filed, then (A) notwithstanding the operation of Section 2(h)(i) above, the number of Shell Shares which can be included in such Registration Statement shall equal (1) the product of (x) the percentage (expressed as decimal) of the quotient obtained by dividing the number of Registrable Securities which can be included in such Registration Statement pursuant to the operation of Section 2(h)(ii) by the aggregate number of Registrable Securities proposed to be included in such Registration Statement, as initially filed and (y) the aggregate number of Shell Shares sought to be included in such Registration Statement as initially filed plus (2) the product of (x) the Additional Portion and (y) the Shell Percentage and (B) notwithstanding the operation of Section 2(h)(ii), the number of Registrable Securities which can be included in such Registration Statement shall equal the sum of (1) the number of Registrable Securities which can be included in such Registration Statement pursuant to Section 2(h)(ii) and (2) the product of (x) the Additional Portion and (y) the Holders’ Percentage. For the avoidance of doubt, (i) the amount of Registrable Securities which can be included in a Registration Statement pursuant to the operation of this Section 2(h)(iii) shall be allocated pro rata among the Holders in accordance with each Holder’s portion of the aggregate number of Registrable Securities initially sought to be included in such Registration Statement and (ii) the amount of Shell Shares which can be included in a Registration Statement pursuant to the operation of this Section 2(h)(iii) shall be allocated pro rata among the Shell Holders in accordance with each Shell Holder’s portion of the aggregate number of Shell Shares initially sought to be included in such Registration Statement.

For example, if the initial Registration Statement as filed included a total of 10,000,000 shares of which 8,400,000 are Registrable Securities and 1,600,000 are Shell Shares (with an Allowable Maximum of 2,000,000 shares due to Commission Comments), then this Section 2(h) would work as follows: (i) the number of Shell Shares which could be included in such Registration Statement pursuant to Section 2(h)(i) would equal 480,000 Shell Shares (1,600,000 Shell Shares multiplied by 30%), (ii) the number of Registrable Securities which could be included in such Registration Statement pursuant to Section 2(h)(ii) would equal 1,520,000 Registrable Securities (2,000,000 shares (Allowable Maximum) minus 480,000 Shell Shares) and (iii) since the Holders could only include 18% of the aggregate number of Registrable Securities included in such Registration Statement as initially filed (obtained by dividing 1,520,000 Registrable Securities by 8,400,000 Registrable Securities), (A) the number of Shell Shares which can be included in such Registration Statement shall be proportionately decreased to equal the sum of (1) 288,000 Shell Shares (which is 18% of 1,600,000 Shell Shares) and (2) 30,720 Shell Shares (which is the product of 192,000 shares (the Additional Portion) and .16 (the Shell Percentage)) and (B) the number of Registrable Securities which can be included in such Registration Statement shall be proportionately increased to equal the sum of (1) 1,520,000 Registrable Securities and (2) 161,280 Registrable Securities (which is the product of 192,000 shares (the Additional Portion) and .84 (the Holders’ Percentage)). Accordingly, upon the operation of Section 2(h)(iii), if applicable, the Holders would be permitted to include a total of 1,681,280 Registrable Securities in such Registration Statement and the Shell Holders would be permitted to include a total of 318,720 Shell Shares in such Registration Statement. The sum of 318,720 Shell Shares and 1,681,280 Registrable Securities equals 2,000,000 shares which is the Allowable Maximum in this example.

Notwithstanding the foregoing, while the Shell Shares will be afforded piggy-back registration rights on any Registration Statement to be filed under Sections 2(d) and 2(e), any cutbacks arising from Commission Comments with respect to such Registration Statements shall be applied first to the entirety of any such Shell Shares prior to any cutbacks to the Registrable Securities to be included thereon.

Subject to the terms of this Agreement, commencing on the date on which all Registrable Securities are either (a) covered by effective Registration Statements or (b) may be resold by the Holders thereof in accordance with Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders, whichever of (a) or (b) occurs first, the Shell Holders then holding a majority of the remaining outstanding Shell Shares which are not then covered by effective registration statements (including Registration Statements) may request the Company in writing (each a “Demand”) to effect a registration with the Commission under and in accordance with the provisions of the Securities Act of all or part of such Shell Shares. Any registration statement to be filed at the request of the Shell Holders shall be subject to the piggy-back registration rights of the Holders set forth in Section 6(e), but any cutbacks to such registration statement shall be applied to ensure that the Holder’s Registrable Securities will be afforded the same priority as set forth in this Section. The Company shall cause any registration statement filed pursuant to the foregoing to be declared effective under the Securities Act as soon as possible and shall use its reasonable best efforts to keep such registration statement continuously effective under the Securities Act until the date which is the earliest of (i) two years after such registration statement is declared effective by the Commission, (ii) such time as all of the shares of Common Stock covered by such registration statement have been publicly sold by the holders thereof, or (iii) such time as all of the shares of Common Stock covered by such registration statement may be sold by the holders thereof pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected holders.

3.     Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a)  Not less than four Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to each Holder and Shell Holder copies of the “Selling Stockholders” section of such document, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed which documents will be subject to the review of such Holder and Shell Holder. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs in any material respect from the disclosure received from a Holder or Shell Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b)  (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities and Shell Shares for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in accordance with Section 2(b) in order to register for resale under the Securities Act all of the required Registrable Securities and Shell Shares; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of the Registrable Securities and Shell Shares covered by each Registration Statement.

(c)  Notify the Holders and Shell Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing and, in the case of (v) below, not less than three Trading Days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or Shell Shares or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities or Shell Shares for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities or Shell Shares for sale in any jurisdiction, at the earliest practicable moment.

(e)  Furnish to each Holder and Shell Holder after request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished) promptly after the filing of such documents with the Commission.

(f)  Promptly deliver to each Holder and Shell Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and Shell Holders in connection with the offering and sale of the Registrable Securities and Shell Shares covered by such Prospectus and any amendment or supplement thereto.

(g)  Prior to any public offering of Registrable Securities and/or Shell Shares, register or qualify the Registrable Securities and Shell Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or Shell Holder may request, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities and Shell Shares covered by the Registration Statements.

(h)  Cooperate with the Holders and Shell Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities and Shell Shares to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities and Shell Shares to be in such denominations and registered in such names as any such Holders or Shell Holders may request.

(i)  Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.     Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities or Shell Shares are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and Shell Shares and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities and/or Shell Shares included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities and Shell Shares on any securities exchange as required hereunder.

5.     Indemnification.

(a)  Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and Shell Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder or Shell Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder or such Shell Holder furnished in writing to the Company by such Holder or by such Shell Holder expressly for use therein, or to the extent that such information relates to such Holder or Shell Holder or such Holder's or Shell Holder’s proposed method of distribution of Registrable Securities and/or Shell Shares and was reviewed and expressly approved in writing by such Holder or Shell Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holders and Shell Holders have approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder or Shell Holder of an outdated or defective Prospectus after the Company has notified such Holder or Shell Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder or Shell Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders and Shell Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. The action or inaction of any Holder or Shell Holder shall not impair the indemnification rights of any other Holder or Shell Holder hereunder.

(b)  Indemnification by Holders and Shell Holders. Each Holder and each Shell Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's or Shell Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder or such Shell Holder furnished in writing to the Company by such Holder or by such Shell Holder expressly for use therein, or to the extent that such information relates to such Holder or Shell Holder or such Holder's or Shell Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder or Shell Holder expressly for use in the Registration Statement (it being understood that the Holders and Shell Holders have approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder or Shell Holder of an outdated or defective Prospectus after the Company has notified such Holder or Shell Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder or Shell Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder or Shell Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder or Shell Holder upon the sale of the Registrable Securities (or Shell Shares, as the case may be) giving rise to such indemnification obligation.

(c)   Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder or Shell Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder or Shell Holder from the sale of the Registrable Securities or Shell Shares subject to the Proceeding exceeds the amount of any damages that such Holder or Shell Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties

6.     Miscellaneous.

(a)  Remedies. In the event of a breach by the Company or by a Holder or Shell Holder, of any of their respective obligations under this Agreement, a Holder or Shell Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder and Shell Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)  No Piggyback on Registrations. Except as and to the extent specified in Schedule 3.1(u) to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders.

(c)  Compliance. Each Holder and each Shell Holder severally and not jointly covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)  Discontinued Disposition. Each Holder and each Shell Holder severally and not jointly agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder or Shell Holder, as applicable, will forthwith discontinue disposition of such Registrable Securities or Shell Shares under the Registration Statement until such Holder's or Shell Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e)  Piggy-Back Registrations. If at any time commencing on the initial Effectiveness Date under Section 2(a), there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(f)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 6(f), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates. Notwithstanding the foregoing, any amendment, modification or supplement to Section 2 of this Agreement (other than as to Section 2(d), Section 2(e) and Section 2(f) hereof and as to waivers of the scheduled Filing Date or Effectiveness Date) shall require the written consent of a majority in interest of the Holders and Shell Holders (which for such purposes equals no less than 50% of the aggregate of all Registrable Securities and Shell Shares taken as a whole).

(g)  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, or (c) upon actual receipt by the party to whom such notice is required to be given if sent by any means other than facsimile transmission. The address for such notices and communications shall be as follows:

If to the Company:	Equicap, Inc.
c/o Usunco Automotive Limited
10510 Hillsboro Road
Santa Ana, CA 92705
Telephone: 904-507-4937
Facsimile: 904-507-9151
Attn.: Mr. Peter Wang

With a copy to:	Graubard Miller
405 Lexington Avenue, 19th Floor
New York, New York 10174
Facsimile: 212-818-8881 Attn.: Andrew D. Hudders, Esq.

If to an Investor:	To the address set forth under such Investor's name on the signature pages hereto.

If to a Shell Holder:	To the address set forth under such Shell Holder’s name on the signature pages hereto.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock  transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder and Shell Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement. The Shell Holders may assign their rights hereunder only to persons who are affiliates of such Shell Holders.

(i)  Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(k)  Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n)  Independent Nature of Investors' and Shell Holders’ Obligations and Rights. The obligations of each Investor and Shell Holder under this Agreement are several and not joint with the obligations of each other Investor and Shell Holder, and no Investor or Shell Holder shall be responsible in any way for the performance of the obligations of any other Investor or Shell Holder under this Agreement. Nothing contained herein or in any Transaction Document, and no action taken by any Investor or Shell Holder pursuant thereto, shall be deemed to constitute the Investors or Shell Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors or Shell Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Investor and Shell Holder acknowledges that no other Investor or Shell Holder will be acting as agent of such Investor or Shell Holder in enforcing its rights under this Agreement. Each Investor and Shell Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor or Shell Holder to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Investors and Shell Holders has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

EQUICAP, INC.

By:
Name: Peter Wang
Title: Chairman and President

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

By:
Name: Title:

ADDRESS FOR NOTICE

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

VFINANCE:

By:
Name: Title:

ADDRESS FOR NOTICE

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Solely as to the applicable Sections:

SHELL HOLDERS:

By:
Name: Title:

ADDRESS FOR NOTICE

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Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

A-1

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of the securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

A-2

Annex B

EQUICAP, INC. (Usunco)

OFFERING OF COMMON STOCK
INVESTOR QUESTIONNAIRE

NAME OF INVESTOR: _________________________________

In connection with your purchase of shares of common stock (the “Securities”) of Equicap, Inc. (the “Company”) in various transactions (the “Offerings”), please provide the Company with the following information for the Company’s use in preparing a Registration Statement (the “Registration Statement”) relating to the Securities acquired by you which you are asking the Company to register.

A. General Information

1. (a) Please state your or your organization’s name exactly as it should appear on the Registration Statement.

(b) Please state your or your organization’s address exactly as it should appear on the Registration Statement.

2. Please provide the Tax Identification Number of the person or entity listed in response to Item 1 above.

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or any of its affiliates (other than as a participant in the Offerings)?

☐ Yes ☐ No
If yes, please indicate the nature of any such relationships below:

4. Does the Plan of Distribution attached to this Questionnaire as Annex A accurately reflect the means by which you ultimately intend to dispose or sell the Securities?

☐ Yes ☐ No

5. What is/are the name or names of the person or persons that exercise dispositive and voting authority over the Securities.

B. Securities Holdings

Please fill in all blanks in the following questions related to your beneficial ownership of the Company’s capital stock. Generally, the term “beneficial ownership” refers to any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you may not be the holder of record of the securities. For example, securities held in “street name” over which you exercise voting or investment power would be considered beneficially owned by you. Other examples of indirect ownership include ownership by a partnership in which you are a partner or by an estate or trust of which you or any member of your immediate family is a beneficiary. Ownership of securities held in the names of your spouse, minor children or other relatives who live in the same household may be attributed to you.

 Please note: If you have any reason to believe that any interest in securities of the Company which you may have, however remote, is a beneficial interest, please describe such interest. For purposes of responding to this questionnaire, it is preferable to err on the side of inclusion rather than exclusion. Where the SEC's interpretation of beneficial ownership would require disclosure of your interest or possible interest in certain securities of the Company, and you believe that you do not actually possess the attributes of beneficial ownership, an appropriate response is to disclose the interest and at the same time disclaim beneficial ownership of the securities.

1. As of the closing of the Purchase Agreement, I owned outright (including shares registered in my name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for my account), the following number of shares of the Company’s capital stock:

2. As of the closing of the Purchase Agreement, I owned the following number of securities that are exercisable or exchangeable for, or convertible into the Company’s common stock:

3. In addition to the number of shares I own outright as indicated by my answer to Item B(l), as of the closing of the Purchase Agreement, I had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, over the following number of shares of the Company's capital stock:

4. Please identify the natural person or persons who have voting and/or investment control over the Company's securities that you own, and state whether such person(s) disclaims beneficial ownership of the securities. For example, if you are a general partnership, please identify the general partners in the partnership.

C. NASD Questions

1. Are you (i) a “member”1 of the National Association of Securities Dealers, Inc. (the “NASD”), (ii) an “affiliate”2 of a member of the NASD, (iii) a “person associated with a member” or an “associated person of a member” of the NASD or (iv) an immediate family member3 of the foregoing persons? If yes, please identify the member and describe such relationship (whether direct or indirect), and please respond to Item 2 below; if no, please proceed directly to Item 3 below.

☐ Yes ☐ No
Description:

2. If you answered “yes” to Question Number 1, please furnish any information as to whether any such member intends to participate in any capacity in the proposed public resale of the Securities, including the details of such participation:

1  NASD defines a “member” as any broker or dealer admitted to membership in the NASD, or any officer or partner or branch manager of such a member, or any person occupying a similar status or performing a similar function for such a member.

2 The term “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is in common control with, the person specified. Persons who have acted or are acting on behalf of or for the benefit of a person include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives. The following should apply for purposes of the foregoing:

(i) a person should be presumed to control a Member if the person beneficially owns 10 percent or more the outstanding voting securities of a Member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of a Member which is a partnership;

(ii) a Member should be presumed to control a person if the Member and Persons Associated With a Member beneficially own 10 percent or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of a person which is a partnership; (iii) a person should be presumed to be under common control with a Member if:

(1) the same person controls both the Member and another person by beneficially owning 10 percent or more of the outstanding voting securities of a Member or person which is a corporation, or by beneficially owning a partnership interest in 10 percent or more of the distributable profits or losses of a Member or person which is a partnership; or
(2) a person having the power to direct or cause the direction of the management or policies of the Member or such person also has the power to direct or cause the direction of the management or policies of the other entity in question.

3 Immediate family includes parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent, by a person associated with a member of the NASD or any other broker dealer.

3. Are you or have you been an “underwriter or related person”4  The term “underwriter or related person” includes underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons, including members of the immediate family of such persons. or a person associated with an underwriter or related person, including, without limitation, with respect to the proposed public resale of the Securities? If yes, please identify the underwriter or related person and describe such relationship (whether direct or indirect).

☐ Yes ☐ No
Description:

4. If known, please describe in detail any underwriting compensation received or underwriting arrangements or dealings entered into during the previous twelve months, or proposed to be consummated in the next twelve months, between (i) any underwriter or related person, member of the NASD, affiliate of a member of the NASD, person associated with a member or associated person of a member of the NASD or any immediate family member thereof, on the one hand, and (ii) the Company, or any director, officer or shareholder thereof, on the other hand, which provides for the receipt of any item of value and/or the transfer of any warrants, options or other securities from the Company to any such person (other than the information relating to the arrangements with any investment firm or underwriting organization which may participate in the proposed public resale of the Securities).

Description:

5. Have you purchased the securities in the ordinary course of business?

☐ Yes ☐ No

D. Regulation M

You hereby acknowledge and agree that you have been advised by the Company that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of you and the other selling stockholders and your and their affiliates. In addition, you acknowledge that have agreed to make copies of the prospectus (as it may be supplemented or amended from time to time) available to you and the other selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.

E. Signatures

The undersigned has prepared and carefully read this questionnaire. The undersigned understands that:

4 The term “underwriter or related person” includes underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons, including members of the immediate family of such persons.

1. Graubard Miller, 405 Lexington Avenue, 19th Floor, New York, New York 10174, is the attorney for the Company.

2. The above attorney will rely upon the answers and representations made above when preparing or reviewing documents, including, with limitation, the Registration Statement.

3. One who causes documents to be misleading may be held liable civilly to investors and other persons who are damaged as a result of such misrepresentation.

In view of the situation described above, the undersigned represents that the undersigned:

1. has considered carefully each of the above questions;

2. has answered each question fully and truthfully; and

3. has knowledge of no facts other than as set forth above which might be construed to qualify any of the above answers to this questionnaire.

The undersigned hereby agrees to indemnify and hold harmless the Company, its directors, officers, counsels and affiliates from and against any and all loss, liability, charge, claim, damage, and expense whatsoever as and when incurred, arising out of, based upon, or in connection with any incorrect or incomplete information contained in this questionnaire.

THE UNDERSIGNED WILL NOTIFY THE COMPANY PROMPTLY OF ANY SUBSTANTIAL CHANGES IN THE FOREGOING INFORMATION THAT MAY OCCUR.

Date:____________________

For Individuals:		For Entities:

Print Name Above		Print Name Above
By:
Sign Name Above		Name: Title:

State of residence		State of Residence

PLEASE RETURN THE COMPLETED QUESTIONNAIRE BY FACSIMILE AND OVERNIGHT MAIL TO:

Andrew D. Hudders, Esq.
Graubard Miller
19th Floor, 405 Lexington Avenue
New York, New York 10174
Telephone: 212-818-8614
Facsimile: 212-818-8881
ahudders@graubard.com

Schedule A

Name of Shell Holder	Number of Shell Shares
Stephen Siedow	150,000

La Pergola Investments	87,166

Fountainhead Capital Partners Limited	813,299

Gaha Ventures, LLC	57,167

G4, LLC	54,000